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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                              -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event reported):

                                June 13, 2001

                                FUNDTECH LTD.
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            (Exact Name of Registrant as Specified in its Charter)


             ISRAEL                                0-29634                            NOT APPLICABLE
------------------------------------      -----------------------------         -----------------------------
(State of Other Jurisdiction of           (Commission File Number)              (I.R.S. Employer
Incorporation)                                                                  Identification Number)



                   12 HA'HILAZON STREET, RAMAT GAN, ISRAEL             52522
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              (Address of Principal Executive Offices)               (Zip Code)



                              011-972-3-575-2750
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             (Registrant's Telephone Number, Including Area Code)



                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE


         The Registrant issued a press release relating to updating second quarter guidance, which is attached as Exhibit 99.1 hereto, and incorporated herein by reference



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  June 13, 2001



                                                 FUNDTECH LTD.




                                                 By:      REUVEN BEN-MENACHEM
                                                 Name:    Reuven Ben-Menachem
                                                 Title:   Chairman of the Board
                                                          , President and
                                                          Chief Executive
                                                          Officer



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                                EXHIBIT INDEX

EXHIBIT   NO.                       DESCRIPTION
-------------                       -----------
99.1                       Press Release, dated June 13, 2001